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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                                SECOND AMENDMENT

            SECOND AMENDMENT, dated as of May 5, 2004 (the "SECOND AMENDMENT"), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 13, 2002, as amended by the Letter Amendment and Waiver dated as of November 12, 2002 (as so amended, the "CREDIT AGREEMENT"), by and among CHOICE ONE COMMUNICATIONS, INC., as Guarantor, certain of its Subsidiaries, as Borrowers, the Lenders party thereto, WACHOVIA INVESTORS, INC., as Administrative Agent and Collateral Agent, GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Documentation Agent. Capitalized terms not otherwise defined in this Second Amendment have the same meanings as specified in the Credit Agreement.

                             PRELIMINARY STATEMENTS

            WHEREAS, Wachovia Investors, Inc. is currently the Administrative Agent under the Credit Agreement and the Collateral Agent under the Security Documents but is willing to resign in such capacities if the Required Lenders desire to appoint General Electric Capital Corporation as successor Administrative Agent and successor Collateral Agent;

            WHEREAS, the Required Lenders desire to appoint General Electric Capital Corporation as, and General Electric Capital Corporation agrees to become, successor Administrative Agent and successor Collateral Agent; and

            WHEREAS, the Required Lenders, the Guarantor and the Borrowers have agreed to amend certain provisions of the Credit Agreement to reflect the foregoing and certain other matters.

            NOW THEREFORE, the parties hereto hereby agree as follows:

            Section 1. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the Effective Date (as defined in Section 4 below), hereby amended as follows:

            (a)   The recital of parties is amended to read In full as follows:

            "This THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 13, 2002, by and among CHOICE ONE COMMUNICATIONS INC., a Delaware corporation, as Guarantor, its Subsidiaries listed on the signature pages hereto and any additional Subsidiaries joined hereto, as Borrowers, the Lenders who are or may become a party to this Agreement, GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent and Collateral Agent (successor to Wachovia Investors, Inc. in such capacities) and as Syndication Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Documentation Agent,"

            (b) Section 1.1 is amended to add the following new definition in the appropriate alphabetical order:

                  ""GECC" means General Electric Capital Corporation and its successors,"

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            (c)   The definition of "Administrative Agent" in Section 1.1 is amended by deleting the word "Wachovia" therein and substituting therefor the word "GECC".

            (d) The definition of "Collateral Agent" in Section 1.1 is amended by deleting the word "Wachovia" therein and substituting therefor the word "GECC".

            (e) The definition of "Eligible Assignee" in Section 1.1 is amended by adding the following proviso immediately prior to the period at the end thereof:

";provided, however, that without the prior written consent of the Administrative Agent and the Company in their sole discretion, no competitor (or any Affiliate of a competitor if the Affiliate is not already a Lender hereunder) of the Company or the Borrowers shall qualify as an Eligible Assignee under this definition".

            (f) The definition of "Issuing Lender" in Section 1.1 is amended to read in full as follows: "[Intentionally deleted]".

            (g) The definition of "Prime Rate" in Section 1.1 is amended to read in full as follows:

            "Prime Rate" means, for any day, a floating rate equal to the rate publicly quoted from time to time by The Wall Street Journal as the "prime rate" (or, if The Wall Street Journal ceases quoting a prime rate, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.l5 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent). Each change in Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs.

            (h)   Section 5.3 is amended to read in full as follows;

"In order to compensate the Agents with respect to the Credit Facility, the Borrowers agree to pay to GECC the fees set forth in the separate fee letter agreement executed by the Company and addressed to GECC with respect to the Credit Facility dated April 19, 2004."

            (i) Section 13.1 is amended by deleting all references to "Wachovia" therein and substituting in each case therefor the word "GECC".

            (j)   Section 13.2(b) is amended in full to read as follows:

"GECC may delegate any or all of its powers and duties as Administrative Agent or Collateral Agent hereunder and under the other Loan Documents to affiliates or other agents as agreed to by such Persons."

            (k)   Section 15. l(c) is amended by deleting the following:

      "If to Wachovia, as    Wachovia Investors, Inc.
      Administrative Agent:  Charlotte Plaza CP-23
                             201 South College Street
                             Charlotte, North Carolina 28288-0680
                             Attention: John McGowan
                             Telephone No.: (704) 374-7096
                             Telecopy No.: (704) 383-6249"

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            and substituting therefor the following:

      "If to GBCC, as        General Electric Capital Corporation
      Administrative Agent:  201 Merritt 7
                             P.O. Box 5201 ,
                             Attention: Christopher Nicholls/Christian Donohue
                             Telephone No.: 203-956-4768/203-956-4755
                             Telecopy No.: 203-956-4543/203-956-4559"

            (1) Section 15.10(f) is amended by deleting the words "banks or other entities" in the first sentence thereof and substituting therefor the words "Eligible Assignees".

            Section 2. Amendments to the other Loan Documents. Each other Loan Document is, effective as of the Effective Date, hereby amended to delete each reference therein to Wachovia Investors, Inc. as Administrative Agent or as Collateral Agent and to substitute therefor a reference to General Electric Capital Corporation as Administrative Agent or Collateral Agent, as the case may be.

            Section 3. Resignation of Wachovia Investors. Inc. as Administrative Agent and as Collateral Agent & Transition. (a) Concurrently with the occurrence of the Effective Date, Wachovia Investors, Inc. hereby gives notice to the Lenders, the Guarantor and the Borrowers, pursuant to and in accordance with
Section 13.9 of the Credit Agreement, that it is resigning as Administrative Agent and as Collateral Agent under the Credit Agreement and under the other Loan Documents, Effective as of the Effective Date, General Electric Capital Corporation shall succeed to and assume Wachovia Investors, Inc.'s responsibilities and obligations as Administrative Agent and as Collateral Agent and shall be vested with all rights, powers, privileges and duties of the Administrative Agent and the Collateral Agent under the Loan Documents and Wachovia Investors, Inc. shall be fully released and discharged from all of such responsibilities and obligations. Without limiting the foregoing, all grants of security interests and rights of setoff against the Borrowers, or the respective properties of the Borrowers, and the Guarantor under the Loan Documents granted prior to the Effective Date in favor of Wachovia Investors, Inc, as Administrative Agent or Collateral Agent, shall on and after the Effective Date be deemed to be grants of security interests and rights of setoff in favor of GECC, in its capacity as successor Administrative Agent or successor Collateral Agent, as the case may be, under the Loan Documents.

            (b) Notwithstanding anything otherwise contained herein, it is understood and agreed that (a) in accordance with Section 13.9 of the Credit Agreement, the provisions of Article XIII and Section 15.2 of the Credit Agreement shall continue in effect for the benefit of Wachovia Investors, Inc. in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent or Collateral Agent and in respect of all actions taken or omitted to be taken by Wachovia Investors, Inc. pursuant to Subsection 3(c) below, regardless of whether such acts or omissions shall have occurred before or after the Effective Date and (b) from and after the Effective Date, such provisions shall be in effect for the benefit of GECC in respect of all actions taken or omitted to be taken by it while acting as Administrative Agent or Collateral Agent.

            (c) In order to evidence or give public notice of the change in identity of the Administrative Agent and Collateral Agent, Wachovia Investors, Inc. (i) agrees to execute and deliver such assignments or amendments to deeds of trust or mortgages, if any, intellectual property filings, if any, and other documents as the successor Administrative Agent and successor Collateral Agent may reasonably request to evidence the transfer of the role of the Administrative Agent and Collateral Agent from Wachovia Investors, Inc. to General Electric Capital Corporation, and (ii) authorizes the General Electric Capital Corporation, as successor Administrative Agent and successor Collateral Agent, to file or cause to be filed all Uniform Commercial Code financing statement amendments in connection therewith,

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in each case at the sole cost and expense of the Borrowers. In addition,
Wachovia Investors, Inc. agrees to promptly deliver to General Electric Capital Corporation, as successor Administrative Agent and successor Collateral Agent, all promissory notes, stock certificates and other collateral in its possession, if any, with all instruments of transfer or stock powers delivered in connection therewith, and until such delivery is effected, acknowledges that it is retaining control over such notes, stock certificates and other collateral on behalf of the successor Collateral Agent. The Borrowers and the Guarantor acknowledge and agree that the change in the Administrative Agent and the Collateral Agent shall not affect in any manner the creation, perfection or priority of any Liens previously or hereafter granted to the Administrative Agent or the Collateral Agent under the Loan Documents, and agree to give, execute, deliver, file and/or record any notice, statement, instrument document, agreement or other papers that may be necessary or desirable, or that the successor Administrative Agent or successor Collateral Agent may reasonably request, in order to evidence the change in the Administrative Agent and the Collateral Agent. Without limiting the foregoing, the Borrowers, the Guarantor and Wachovia Investors, Inc. agree to cooperate with the successor Administrative Agent and the successor Collateral Agent in contacting insurance companies providing insurance to the Borrowers or the Guarantor for the purpose of notifying them and obtaining acknowledgments from them of the designation of the successor Collateral Agent and the successor Administrative Agent, as the case may be, as the now loss payee. The Borrowers agree that all costs and expenses of the activities referred to in this Section 3, including, but not limited to, the costs of document preparation and filing, shall be borne by the Borrowers.

            Section 4. Conditions to Effectiveness. This Second Amendment shall become effective on May 5, 2004 (the "EFFECTIVE DATE") only if Wachovia Investors, Inc. shall have notified the parties hereto that it has received counterparts on or before May 5, 2004 of this Second Amendment executed by the Guarantor, the Borrowers and the Required Lenders or, as to any of the Lenders, advice satisfactory to Wachovia Investors, Inc. that such Lender has executed this Second Amendment.

            Section 5. Reference to and Effect on the Loan Documents: etc. (a) On and after the Effective Date of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.

            (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Second Amendment.

            (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            (d) The Borrowers and the Guarantor jointly and severally agree to promptly pay all reasonable expenses of Wachovia Investors, Inc. and General Electric Capital Corporation in connection with the preparation, execution and delivery of this Second Amendment (as well as all outstanding invoices of professionals retained by the Administrative Agent) and matters related thereto.

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            Section 6. Execution in Counterparts. This Second Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Second Amendment.

            Section 7. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                     [Remainder of page intentionally blank]

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            IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             BORROWERS:

                             CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                             CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC. CHOICE ONE COMMUNICATIONS INTERNATIONAL INC. CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                             CHOICE ONE OF NEW HAMPSHIRE INC.
                             CHOICE ONE COMMUNICATIONS OF OHIO INC.
                             CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                             CHOICE ONE ONLINE INC.
                             CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                             CHOICE ONE COMMUNICATIONS SERVICES INC.
                             US XCHANGE INC.
                             US XCHANGE OF INDIANA, L.L.C.
                             US XCHANGE OF ILLINOIS, L.L.C.
                             US XCHANGE OF WISCONSIN, L.L.C.
                             US XCHANGE OF MICHIGAN, L.L.C.

                             By: /s/ Ajay Sabherwal
                                 -----------------------------------
                                     Name: Ajay Sabherwal
                                     Title: EVP & CFO
                                     for each of  the entities set forth above

                             GUARANTOR:

                             CHOICE ONE COMMUNICATIONS INC.
                             By: /s/ Ajay Sabherwal
                                 -----------------------------------
                                     Name: Ajay Sabherwal
                                     Title: EVP & CFO

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                             GOLDMAN SACHS CREDIT PARTNERS, L.P.,
                             as Lender

                             By: /s/ Pedro Ramirez
                                -----------------------------------
                                     Name: Pedro Ramirez
                                     Title:

                             SCOGGIN CAPITAL MANAGEMENT, LP II, as
                             Lender

                             By: /s/ Craig Effron
                                -----------------------------------
                                     Name: Craig Effron
                                     Title: President

                             STRATEGIC VALUE MASTER FUND, LTD, as
                             Lender

                             BY: /s/  Vivianne Hernandez
                                -----------------------------------
                                     Name: Vivianne Hernandez
                                     Title: Authorized Signatory

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                             BANK OF AMERICA, N.A., as Lender

                             By: /s/ Laura T. Sweet
                                -----------------------------------
                                     Name: Laura T. Sweet
                                     Title: Assistant Vice President

                             CARGILL FINANCIAL SERVICES
                             INTERNATIONAL, Inc, as Lender

                             By: /s/ Mark Guidinger
                                -----------------------------------
                                     Name: Mark Guidinger
                                     Title: Portfolio Manager

                             By: /s/ Paula M. Buetow
                                -----------------------------------
                                     Name: Paula M. Buetow
                                     Title: Operations Manager

                             DEUTSCHE BANK TRUST COMPANY AMERICAS,
                             as Lender
                             By: DB Services New Jersey, Inc.

                             By: /s/ Joseph Cusmai
                                -----------------------------------
                                     Name: Joseph Cusmai
                                     Title: Vice President

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                             WACHOVIA INVESTORS, INC.,
                             as resigning Administrative Agent, resigning
                             Collateral Agent and Lender

                             By: /s/ Ron Ferguson
                                -----------------------------------
                                     Name: Ron Ferguson
                                     Title: Managing Director

                             WACHOVIA BANK. N.A., as Lender

                             BY: /s/ Joel Thomas
                                -----------------------------------
                                     Name: Joel Thomas
                                     Title: Director

                             GENERAL ELECTRIC CAPITAL CORPORATION,
                             as successor Administrative Agent, successor
                             Collateral Agent, Syndication Agent and Lender

                             BY: /s/ Molly S. Fergusson
                                -----------------------------------
                                     Name: Molly S. Fergusson
                                     Title: Duly Authorized Signatory

                             MORGAN STANLEY SENIOR FUNDING, INC.,
                             as Documentation Agent and Lender

                             By: /s/ Ian Sandler
                                -----------------------------------
                                     Name: Ian Sandler
                                     Title: Vice President

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                                     CONSENT

                                                         Dated as of May 5, 2004

            Each of the undersigned as Grantor and/or Pledgor under the Third Amended and Restated Security Agreement, dated as of September 13, 2002 (the "Security Agreement") and/or the Third Amended and Restated Pledge Agreement (the 'Pledge Agreement"), in each case, in favor of the Administrative Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Second Amendment, hereby consents to such Second Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Second Amendment, each of the Security Agreement and the Pledge Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Second Amendment, each reference in the Security Agreement and the Pledge Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Second Amendment, and (b) the Security Documents to which such Grantor or such Pledgor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                             CHOICE ONE COMMUNICATIONS INC.
                             CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                             CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC. CHOICE ONE COMMUNICATIONS INTERNATIONAL INC. CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                             CHOICE ONE OF NEW HAMPSHIRE INC.
                             CHOICE ONE COMMUNICATIONS OF OHIO INC.
                             CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                             CHOICE ONE ONLINE INC.
                             CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                             CHOICE ONE COMMUNICATIONS SERVICES INC.
                             US XCHANGE INC.
                             US XCHANGE OF INDIANA, L.L.C.
                             US XCHANGE OF ILLINOIS, L.L.C.
                             US XCHANGE OF WISCONSIN, L.L.C.
                             US XCHANGE OF MICHIGAN, L.L.C.

                             By: /s/ Ajay Sabherwal
                                -----------------------------------
                                     Name: Ajay Sabherwal
                                     Title: EVP & CFO